DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/23/03  	General Electric Co.

Shares            Price         Amount
135,000  	  $99.626      $134,495
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.425       N/A 	 0.00%	            0.00%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		      $1,487,500,000
Morgan Stanley & Co. Incorporated      1,487,500,000
Salomon Smith Barney, Inc.	       1,487,500,000
Banc of America Securities LLC	          37,500,000
Credit Suisse First Boston LLC 		  37,500,000
Deutsche Bank Securities, Inc.		  37,500,000
Goldman Sachs & Co. 			  37,500,000
J.P. Morgan Securities, Inc.		  37,500,000
Merrill Lynch, Pierce, Fenner & Smith Inc 37,500,000
UBS Warburg LLC				  37,500,000
Banc One Capital Markets, Inc.		  25,000,000
Barclays Capital, Inc.			  25,000,000
Blaylock & Partners, L.P.		  25,000,000
BNP Paribas Securities Corp.		  25,000,000
Dresdner Kleinwort Wasserstein Securities 25,000,000
Guzman & Company			  25,000,000
HSBC Securities (USA), Inc.		  25,000,000
Loop Capital Markets			  25,000,000
Ormes Capital Markets, Inc.               25,000,000
Utendahl Capital Partners, L.P.		  25,000,000
The Williams Capital Group, L.P.	  25,000,000

Total                                 $5,000,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/23/03  	Georgia-Pacific Corp.

Shares            Price         Amount
40,000  	$ 99.36 	$39,744

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.125      N/A 	 0.00%	            0.09%

Broker
Banc of America

Underwriters of Georgia-Pacific Corp.

Underwriters*          	                 Principal Amount*
                                           $700,000,000

*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/31/03  	National Rural Utilities

Shares            Price         Amount
290,000  	$ 99.642	$288,962

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60        N/A 	 0.06%	           9.45%

Broker
Lehman Brothers Holdings, Inc.

Underwriters of National Rural Utilities

Underwriters*          	                 Principal Amount*
                                           $500,000,000

*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/6/03  	Boeing Co.

Shares            Price         Amount
135,000  	  $99.458      $134,268
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.00%	            0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters     	              Principal Amount
Credit Suisse First Boston LLC		 $140,000,000
Deutsche Bank Securities, Inc.	          140,000,000
J.P. Morgan Securities, Inc.	          140,000,000
Banc of America Securities LLC	           10,200,000
Banc One Capital Markets, Inc.		   10,200,000
Barclays Capital, Inc.	  		   10,200,000
BNP Paribas Securities Corp.		   10,200,000
Credit Lyonnais Securities, Inc.           10,200,000
Merrill Lynch, Pierce, Fenner & Smith Inc  10,200,000
Morgan Stanley & Co. Incorporated	   10,200,000
Salomon Smith Barney, Inc. 		   10,200,000
UBS Warburg LLC			           10,200,000
Wachovia Securities, Inc.		   10,200,000
ABN AMRO, Inc.				    5,200,000
Bayerische Landesbank			    5,200,000
BBVA Securities, Inc.			    5,200,000
BNY Capital Markets, Inc.		    5,200,000
Daiwa Securities SMBC Europe Ltd	    5,200,000
McDonald Investments, Inc.	            5,200,000
Mitsubishi Trust International Ltd	    5,200,000
Mizuho International PLC	  	    5,200,000
PNC Capital Markets, Inc.		    5,200,000
RBC Dominion Securities Corp.               5,200,000
SG Cowen Securities Corp.                   5,200,000
Standard Chartered Bank                     5,200,000
The Royal Bank of Scotland PLC              5,200,000
Tokyo-Mitsubishi International PLC          5,200,000
U.S. Bancorp Piper Jaffray, Inc.            5,200,000

Total                                    $600,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/6/03  	Goldman Sachs Group, Inc.

Shares            Price         Amount
140,000  	  $100.00      $140,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.875      N/A 	 0.00%	            0.15%

Broker
Goldman Sachs & Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters     	              Principal Amount
Goldman, Sachs & Co.		        $1,600,000,000
ABN AMRO, Inc.                              16,000,000
Banc of America Securities LLC              16,000,000
Banc One Capital Markets, Inc.              16,000,000
Banco Santander Central Hispano, S.A.       16,000,000
Bank Brussels Lambert S.A.                  16,000,000
BNP Paribas Securities Corp.	            16,000,000
BNY Capital Markets, Inc.                   16,000,000
Commerzbank Capital Markets Corp.           16,000,000
Credit Agricole Indosuez                    16,000,000
Credit Lyonnais Securities (USA), Inc.      16,000,000
Daiwa Securities SMBC Europe Ltd            16,000,000
Danske Bank A/S                             16,000,000
Deutsche Bank Securities, Inc.              16,000,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank,
  Frankfurt am Main                         16,000,000
Fleet Securities, Inc.                      16,000,000
Edward D. Jones & Co., L.P.                 16,000,000
J.P. Morgan Securities, Inc.                16,000,000
Loop Capital Markets LLC                    16,000,000
McDonald Investments, Inc.                  16,000,000
Ormes Capital Markets, Inc.                 16,000,000
Salomon Smith Barney, Inc.                  16,000,000
SunTrust Capital Markets, Inc.              16,000,000
The Royal Bank of Scotland PLC              16,000,000
Tokyo-Mitsubishi International PLC          16,000,000
Wachovia Securities, Inc.                   16,000,000

Total                                   $2,000,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/25/03  	Penney (JC) Co., Inc.

Shares            Price         Amount
25,000  	  $99.342      $24,836
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.65	    N/A 	0.00%	           0.05%

Broker
First Boston Brokerage Co.

Underwriters of Penney (JC) Co., Inc.

Underwriters     	              Principal Amount
Credit Suisse First Boston LLC		  $330,000,000
J.P. Morgan Securities, Inc.               144,000,000
Wachovia Securities, Inc.                   48,000,000
Fleet Securities, Inc.			    39,000,000
HSBC Securities (USA), Inc.                 39,000,000

Total                                     $600,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/12/03  	The Timken Company

Shares            Price         Amount
4,500 	         $14.90        $67,050
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.67       N/A 	0.04%	            1.13%

Broker
Merrill Lynch & Co., Inc.

Underwriters of The Timken Company

Underwriters*                          Shares*

Total				     11,000,000
*Underwriters and shares
 were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/12/03  	The Timken Company

Shares            Price         Amount
75	         $14.90         $1,118
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.67       N/A 	0.00%	            1.13%

Broker
McDonald Investment, Inc.

Underwriters of The Timken Company

Underwriters*                          Shares*

Total				     11,000,000
*Underwriters and shares
 were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/27/03  	American Electric Power Company, Inc.

Shares            Price         Amount
14,758	         $20.95        $309,180
                                         % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.6285     N/A 	 0.03%	            0.35%

Brokers
Salomon Smith Barney, Inc.

Underwriters of American Electric Power Company, Inc.

Underwriters          	                       Shares
J.P. Morgan Securities, Inc.                 16,250,012
Salomon Smith Barney, Inc.                   16,250,013
Banc of America Securities LLC		     10,000,000
BNP Paribas Securities Corp.                  1,071,425
Danske Markets, Inc.                          1,071,425
Goldman Sachs & Co.                           1,071,425
Lehman Brothers, Inc.                         1,071,425
McDonald Investments, Inc.                    1,071,425
Morgan Stanley & Co., Inc.		      1,071,425
UBS Warburg LLC			              1,071,425

Total                                        50,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/6/03  	TXU Energy Co.

Shares            Price         Amount
165,000	         $100.00       $165,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.02%	            4.74%

Broker
Lehman Brothers, Inc.

Underwriters of TXU Energy Co.

Underwriters*                      Principal Amount*

Total				    $1,000,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/16/03  	Equistar Chemical/Funding

Shares            Price         Amount
45,000	         $100.00       $45,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.25       N/A 	0.01%	            0.75%

Broker
Salomon Brothers, Inc.

Underwriters of Equistar Chemical/Funding

Underwriters*                       Principal Amount*

Total				     $450,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/30/03  	Liberty Media Corp.

Shares            Price         Amount
380,000	         $99.63        $378,594
                                         % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.04%	            0.75%

Brokers
Lehman Brothers, Inc.

Underwriters of Liberty Media Corp.

Underwriters          	                   Principal Amount
Lehman Brothers, Inc.			     $300,002,000
Citigroup Global Markets, Inc.		      300,001,000
Merrill Lynch, Pierce, Fenner & Smith Inc     300,001,000
Banc of America Securities LLC 		        8,333,000
BNP Paribas Securities, Inc.                    8,333,000
BNY Capital Markets, Inc.			8,333,000
Credit Lyonnais Securities (USA), Inc. 		8,333,000
Deutsche Bank Securities, Inc.			8,333,000
Fleet Securities, Inc.				8,333,000
ING Financial Markets LLC			8,333,000
J.P. Morgan Securities, Inc. 			8,333,000
RBC Dominion Securities Corp.			8,333,000
Scotia Capital (USA), Inc.			8,333,000
TD Securities (USA), Inc.			8,333,000
Wachovia Securities, Inc.			8,333,000

Total                                      $1,000,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/12/03  	Arizona Public Service Co.

Shares            Price         Amount
190,000  	  $99.26       $188,594
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70      N/A 		 0.06%	            1.00%

Broker
Lehman Brothers, Inc.

Underwriters of Arizona Public Service Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		        $105,000,000
Citigroup Global Markets, Inc.            75,000,000
Barclays Capital, Inc.			  45,000,000
Banc of America Securities LLC	          12,500,000
Banc One Capital Markets, Inc.		  12,500,000
BNY Capital Markets, Inc. 		  12,500,000
J.P. Morgan Securities, Inc.		  12,500,000
KBC Financial Products USA, Inc.	  12,500,000
UBS Warburg LLC				  12,500,000

Total                                   $300,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/13/03  	AEGON N.V.

Shares            Price         Amount
330,000  	  $99.98       $329,934
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45      N/A 		 0.04%	            0.88%

Broker
BA Securities, Inc.

Underwriters of AEGON N.V.

Underwriters     	              Principal Amount
Banc of America Securities LLC	        $290,625,000
Citigroup Global Markets, Inc.           290,625,000
Banc One Capital Markets, Inc.		  93,750,000
ABN AMRO, Inc.   	          	  18,750,000
Credit Suisse First Boston LLC		  18,750,000
J.P. Morgan Securities, Inc.		  18,750,000
UBS Warburg LLC				  18,750,000

Total                                   $750,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/15/03  	Capital One Bank

Shares            Price         Amount
155,000	         $99.56       $154,318
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.50       N/A 	0.03%	           0.50%

Broker
BA Securities, Inc.

Underwriters of Capital One Bank

Underwriters*                       Principal Amount*

Total				     $600,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/10/03  	AMXCA 2003-4A

Shares            Price         Amount
250,000	         $99.97        $249,925
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.23       N/A 	0.04%	           0.07%

Broker
Salomon Brothers, Inc.

Underwriters of AMXCA 2003-4A

Underwriters*                       Principal Amount*

Total				     $588,200,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Arch Western Finance

Shares            Price         Amount
45,000	         $100.00       $45,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.75       N/A 	0.01%	           0.36%

Broker
Salomon Brothers, Inc.

Underwriters of Arch Western Finance

Underwriters*                       Principal Amount*

Total				     $700,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	GMAC

Shares            Price         Amount
200,000	         $99.20       	$198,400
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	0.02%	           0.25%

Broker
Salomon Brothers, Inc.

Underwriters of GMAC

Underwriters*                       Principal Amount*

Total				     $1,250,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	GMAC

Shares            Price         Amount
525,000	         $98.62       $517,755
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	0.02%	           0.34%

Broker
Merrill Lynch MBS, Inc.

Underwriters of GMAC

Underwriters*                       Principal Amount*

Total				     $3,000,000,000
*Principal amount of underwriters were not available at time of filing.

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Xerox Corp.

Shares            Price         Amount
35,000  	  $100.00       $35,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.13       N/A 	 0.01%	            0.28%

Broker
Deutsche Morgan Grenfell

Underwriters of Xerox Corp.

Underwriters     	               Principal Amount
Deutsche Bank Securities, Inc.	         $63,375,000
J.P. Morgan Securities, Inc.              63,375,000
Citigroup Global Markets, Inc.            63,375,000
Goldman Sachs & Co.                       63,375,000
Merrill Lynch, Pierce, Fenner & Smith Inc 63,375,000
UBS Securities LLC                        63,375,000
Banc One Capital Markets, Inc.            44,479,000
Bear, Stearns & Co., Inc.                 27,500,000
Danske Markets, Inc.                      27,500,000
BNP Paribas Securities Corp.              13,750,000
Credit Suisse First Boston LLC            11,000,000
Fleet Securities, Inc.                    17,791,000
PNC Capital Markets, Inc.                 27,730,000

Total                                   $550,000,000

DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/24/03  	HSBC Capital Funding LP

Shares            Price         Amount
210,000	         $100.00       	$210,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A 	0.02%	           0.32%

Broker
HSBC Securities, Inc.

Underwriters of HSBC Capital Funding LP

Underwriters*                       Principal Amount*

Total				     $1,250,000,000
*Principal amount of underwriters were not available at time of filing.